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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549







                                    FORM 8-K






                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 4, 2004






                                 LSB CORPORATION
             (Exact name of registrant as specified in its charter)



         Massachusetts                    000-32955               04-3557612
-------------------------------         -------------        -------------------
(State or other jurisdiction of          Commission            I.R.S. Employer
incorporation or organization)           File Number         Identification No.)


30 Massachusetts Avenue, North Andover, MA                          01845
------------------------------------------                   -------------------
 (Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (978) 725-7500



                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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                           CURRENT REPORT ON FORM 8-K





Item 1.  Changes in Control of Registrant
         --------------------------------

         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

         Not applicable.

Item 3.  Bankruptcy or Receivership
         --------------------------

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

         Not applicable.

Item 5.  Other Events
         ------------

         Pursuant to regulation G, the LSB Corporation's press release dated May 4, 2004, reporting its Annual Meeting, is hereby attached as Exhibit 99.1 and incorporated by reference.

Item 6.  Resignations of Registrant's Directors
         --------------------------------------

         Not applicable.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         c.    Exhibit

               99.1 Press release dated May 4, 2004 reporting LSB Corporation's Annual Meeting.

Item 8.  Change in Fiscal Year
         ---------------------

         Not applicable.

Item 9.  Regulation FD Disclosure
         ------------------------

         Pursuant to regulation FD, the LSB Corporation's press release dated May 4, 2004 reporting its Annual Meeting is hereby attached as Exhibit 99.1 and incorporated by reference.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            LSB CORPORATION


May 4, 2004                                 /s/ PAUL A. MILLER
                                            -----------------------------
                                            Paul A. Miller
                                            President and
                                            Chief Executive Officer






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                                  EXHIBIT INDEX





99.1     Press release announcing the Company's Annual Meeting dated
         May 4, 2004.








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